EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William T. Monahan, Jill D. Burchill and Carolyn A. Bates, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K of Imation Corp., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

        NAME                             TITLE                         DATE
        ----                             -----                         ----

/s/ William T. Monahan         Chairman, President, Chief         March 13, 1997
--------------------------     Executive Officer and Director
William T. Monahan             (principal executive officer)


/s/ Jill D. Burchill           Chief Financial Officer            March 13, 1997
--------------------------     (principal financial officer)
Jill D. Burchill

/s/ James R. Stewart           Corporate Controller               March 13, 1997
--------------------------     (principal accounting officer)
James R. Stewart

/s/ Lawrence E. Eaton          Director                           March 13, 1997
--------------------------
Lawrence E. Eaton

/s/ Linda W. Hart              Director                           March 13, 1997
--------------------------
Linda W. Hart

/s/ William W. George          Director                           March 13, 1997
--------------------------
William W. George

/s/ Ronald T. LeMay            Director                           March 13, 1997
--------------------------
Ronald T. LeMay

/s/ Marvin L. Mann             Director                           March 13, 1997
--------------------------
Marvin L. Mann

/s/ Mark A. Pulido             Director                           March 13, 1997
--------------------------
Mark A. Pulido

/s/ Daryl J. White             Director                           March 13, 1997
--------------------------
Daryl J. White